Exhibit 3.20

RESTATED

CERTIFICATE OF INCORPORATION

OF

CARBONMETA TECHNOLOGIES, INC.

CARBONMETA TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of this corporation is CARBONMETA TECHNOLOGIES, INC. CARBONMETA TECHNOLOGIES, Inc. was originally incorporated under the name of WECOMM LTD., and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on July 15, 2002.

2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates the provisions of the Certificate of Incorporation of this corporation. The Restated Certificate of Incorporation was duly adopted by the Board of Directors of CARBONMETA TECHNOLOGIES, Inc.

3. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

FIRST: The name of the corporation is CarbonMeta Technologies, Inc.. (the “Corporation”).

SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be thirty-five billion ten million (35,010,000,000) shares, of which thirty-five billion (35,000,000,000) shares shall be common stock, par value $.0001 per share (the “Common Stock”) and ten million (10,000,000) shares shall be preferred stock, par value $.001 per share (the “Preferred Stock”). All of the shares of Common Stock shall be of one class and shall have the same rights and preferences. When consideration is received for each share of Common Stock and Preferred Stock issued, each share will be fully paid and nonassessable.

The shares of Preferred Stock shall be undesignated Preferred Stock and may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issuance and duly adopted by the Board of Directors of the Corporation, authority to do so being hereby expressly vested in the Corporation’s Board of Directors. The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors of the Corporation, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

The authority of the Board of Directors of the Corporation with respect to each such class or series of Preferred Stock shall include, without limitation of the foregoing, the right to determine and fix:

(i) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(ii) the rate at which dividends on the shares of such class or series shall be declared and paid or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(iii) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

(iv) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(v) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the pnce or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(vi) the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligations;

(vii) voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

(viii) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

(ix) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with these Articles of Incorporation, may deem advisable and are not inconsistent with the law and the provisions of these Articles of Incorporation.

CERTIFICATE OF DESIGNATION
OF THE RIGHTS AND PREFERENCES

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

HY-TECH TECHNOLOGY GROUP, INC.

Hy-Tech Technology Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that the following resolutions were adopted by the Board of Directors of the Company pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law (the “DGCL”).

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company (the “Board of Directors” or the “Board”) in accordance with the provisions of its Articles of Incorporation and Bylaws, each as amended through the date hereof, the Board of Directors hereby authorizes a series of the Company’s previously authorized Preferred Stock, $.001 par value (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

I. CERTAIN DEFINITIONS

For purposes of this Certificate of Designation, capitalized terms are defined in this Certificate of Designation or shall have the following meanings:

“Change of Control” means the acquisition, directly or indirectly, by any Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting shares of the Company, excluding any acquisition arising from the conversion into Common Stock of Series A Preferred Stock.

“Common Stock” means the common stock of the Company, par value $.001 per share.

“Issuance Date” means the date of initial issuance of the Series A Preferred Stock.

“Per Share Market Value” of the Common Stock means on any particular date (a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or (c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is no longer publicly traded, the fair market value of a share of the Common Stock as determined by an Appraiser as defined in Paragraph IV(D) selected in good faith by the holders of a majority of the Series A Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Trading Day” means (a) a day on which the Common Stock is quoted on the OTCBB or principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. (“NASD”), or (c) if the Common Stock is not quoted on the NASD, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pinksheets LLC (or any similar organization or agency succeeding its functions of reporting prices).

II. DESIGNATION AND AMOUNT

The designation of this series, which consists of one hundred twenty five thousand (125,000) shares of Preferred Stock, is the Series A 5% Convertible Preferred Stock (the “Series A Preferred Stock”) and the stated value shall be U.S. one dollar ($1.00) per share (the “Stated Value”).

III. DIVIDENDS

The holder of the shares of Series A Preferred Stock shall be entitled to receive dividends at the rate of five percent (5%) per annum on the stated value of the Series A Preferred Stock before dividends are declared on any other outstanding shares of stock of the Company. The dividends so payable will be paid on each anniversary date of the Issuance Date to the person in whose name the Series A Preferred Stock is registered. At the time such dividends are declared and payable, the Company, in its sole discretion, may elect to pay the dividends in cash or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on the date the dividend is declared and a number of shares of Common Stock with a value equal to the amount of the dividend shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the dividend, the Company will pay the balance in cash or round up to a whole share.

IV. CONVERSION

(a) Each outstanding share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock determined by dividing the Stated Value by the Conversion Price as defined below, at the option of the Holder in whole or in part, at any time commencing on or after the Issuance Date; provided that any conversion under this section must be made during the ten (10) day period immediately following the date on which the Company files with the Securities and Exchange Commission any periodic report on form 10-QSB, 10-KSB or the equivalent form; provided further that, any conversion under this Section IV(a) shall be for a minimum Stated Value of $10,000.00 of Series A Preferred Stock. The Holder shall effect conversions by sending the form of conversion notice attached hereto as Appendix I (the “Notice of Conversion”) in the manner set forth in Section IV(j). Each Notice of Conversion shall specify the Stated Value of Series A Preferred Stock to be converted. The date on which such conversion is to be effected (the “Conversion Date”) shall be on the date the Notice of Conversion is delivered pursuant to Section IV(j) hereof. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series A Preferred Stock, the certificates for such Series A Preferred Stock shall be returned to the Company for cancellation.

(b) Not later than ten (10) Business Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series A Preferred Stock and (ii) once received from the Company, the Series A Preferred Stock in principal amount equal to the principal amount of the Series A Preferred Stock not converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series A Preferred Stock until the Series A Preferred Stock are either delivered for conversion to the Company or any transfer agent for the Series A Preferred Stock or Common Stock, or the Holder notifies the Company that such Series A Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Company to indemnify the Company from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section IV(b), the Holder shall be entitled, by providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the Series A Preferred Stock tendered for conversion.

(c) The Conversion Price for each share of Series A Preferred Stock in effect on any Conversion Date shall be the lesser of (a) seventy five percent (75%) of the average closing bid price of the Common Stock over the twenty (20) trading days immediately preceding the date of conversion or (b) $0.05. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

(d) (i) If the Company, at any time while any Series A Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as defined below) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Price designated in Section IV(c) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section IV(d)(j) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(ii) If the Company, at any time while Series A Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series A Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which each Series A Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an “Appraiser”) selected in good faith by the Holders of a majority of the principal amount of the Series A Preferred Stock then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series A Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(iii) All calculations under this Article IV shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation over 0.005 shall be rounded up to the nearest cent or share, and any calculation less than 0.005 shall be rounded down to the nearest cent or share.

(iv) Whenever the Conversion Price is adjusted pursuant to Section IV(d)(ii) or (iii), the Company shall within ten (10) days after the determination of the new Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series A Preferred Stock, a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(v) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series A Preferred Stock then outstanding shall have the right thereafter to convert such Series A Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series A Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series A Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section IV(d)(v) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(vi) If:

(A)	the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(B)	the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(C)	the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(D)	the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(E)	the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Series A Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series A Preferred Stock at their last addresses as it shall appear upon the Series A Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e) In the event that the Holder converts any shares of Series A Preferred Stock, the Holder shall also have the right to acquire one (1) share of Common Stock for each share of Common Stock issued upon such conversion (the “Rights”). The Rights shall be exercisable for cash, at a price per share of Common Stock equal to the average closing Per Share Market Value of the Common Stock in the five (5) business days preceding the date of conversion. The rights shall expire one year after the date of conversion of the Series A Preferred Stock from which the Rights arose..

(f) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series A Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Series A Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section IV(d) hereof) upon the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

(h) The issuance of certificates for shares of Common Stock on conversion of Series A Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(i) Series A Preferred Stock converted into Common Stock shall be canceled upon conversion.

(j) Each Notice of Conversion shall be given by facsimile to the Company no later than 4:00 pm EST. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement. In the event that the Company receives the Notice of Conversion after 4:00 p.m. EST, the Conversion Date shall be deemed to be the next Business Day. In the event that the Company receives the Notice of Conversion after the end of the Business Day, notice will be deemed to have been given the next Business Day.

V. REDEMPTION

At any time after the Issuance Date through the fifth (5th) anniversary of the Issuance Date, the Company shall have the option to redeem any unconverted shares of the Series A Preferred Stock, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holders thereof, at an amount equal to one hundred thirty percent (130%) of the stated value of the unconverted Series A Preferred Stock (the “Redemption Price”) plus accrued and unpaid dividends.

No holder of Series A Preferred Stock may demand that the Series A Preferred Stock be redeemed.

VI. RANK

The Series A Preferred Stock shall, as to distribution of assets upon liquidation, dissolution or winding up of the Company, rank (i) prior to the Company’s Common Stock (ii) prior to any class or series of capital stock of the Company hereafter created that, by its terms, ranks junior to the Series A Preferred Stock (“Junior Securities”); (iii) junior to the Series A Preferred Stock and Series B Preferred Stock and any class or series of capital stock of the Company hereafter created which by its terms ranks senior to the Series A Preferred Stock (“Senior Securities”); (iv) pari passu with any other series of preferred stock of the Company hereafter created which by its terms ranks on a parity (“Pari Passu Securities”) with the Series A Preferred Stock.

VII. LIQUIDATION PREFERENCE

If the Company shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Company shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Company’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Company (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series A Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series A Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Company legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other entity nor the sale or transfer by the Company of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. The “Liquidation Preference” with respect to a share of Series A Preferred Stock means an amount equal to the Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.

VIII. VOTING RIGHTS

The Holders of the Series A Preferred Stock have no voting power whatsoever, except as provided by the DGCL. To the extent that under the DGCL the vote of the Holders of the Series A Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the then outstanding shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL Holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained in Article IV) using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated.

IX. MISCELLANEOUS

(a) If any shares of Series A Preferred Stock are converted pursuant to Article IV, the shares so converted shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series.

(b) Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock certificate(s), the Company shall execute and deliver new Preferred Stock certificate(s) of like tenor and date. However, the Company shall not be obligated to reissue such lost or stolen Preferred Stock certificate(s) if the Holder contemporaneously requests the Company to convert such Series A Preferred Stock.

(c) Upon submission of a Notice of Conversion by a Holder of Series A Preferred Stock, (i) the shares covered thereby shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted shares of Series A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of Series A Preferred Stock for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Company within five (5) business days after the expiration of such ten (10) business day period) the Holder shall regain the rights of a Holder of Series A Preferred Stock with respect to such unconverted shares of Series A Preferred Stock and the Company shall, as soon as practicable, return such unconverted shares to the Holder. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series A Preferred Stock.

(d) The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of Series A Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees, in the event of any such breach or threatened breach, that the Holders of Series A Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

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IN WITNESS WHEREOF, the undersigned, being the CEO of Hy-Tech Technology Group, Inc., hereby declares under penalty of perjury that the foregoing is a true and correct copy of the Certificate of Designation of the Rights and Preferences of the Series A Convertible Preferred Stock of Hy-Tech Technology Group, Inc. duly adopted by the Board of Directors of Hy-Tech Technology Group, Inc. on July 9, 2004, and this Certificate of Designation is executed by the undersigned on behalf of Hy-Tech Technology Group, Inc. this 9th day of July 2004.

Hy-Tech Technology Group, Inc.

By:	/s/ Martin Nielson
Martin Nielson, CEO

CERTIFICATE OF DESIGNATION,

OF THE RIGHTS AND PREFERENCES

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

INNOVA HOLDINGS, INC.

Innova Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that the following resolutions were adopted by the Board of Directors of the Company pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law (the “DGCL”).

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company (the “Board of Directors” or the “Board”) in accordance with the provisions of its Articles of Incorporation and Bylaws, each as amended through the date hereof, the Board of Directors hereby authorizes a series of the Company’s previously authorized Preferred Stock, $.001 par value (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

I. CERTAIN DEFINITIONS

For purposes of this Certificate of Designation, capitalized terms are defined in this Certificate of Designation or shall have the following meanings:

“Change of Control” means the acquisition, directly or indirectly, by any Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting shares of the Company, excluding any acquisition arising from the conversion into Common Stock of Series B Preferred Stock.

“Common Stock” means the common stock of the Company, par value $.001 per share.

“Issuance Date” means the date of initial issuance of the Series B Preferred Stock.

“Per Share Market Value” of the Common Stock means on any particular date (a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or (c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is no longer publicly traded, the fair market value of a share of the Common Stock as determined by an Appraiser as defined in Paragraph selected in good faith by the holders of a majority of the Series B Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Trading Day” means (a) a day on which the Common Stock is quoted on the OTCBB or principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. (“NASD”), or (c) if the Common Stock is not quoted on the NASD, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pinksheets LLC (or any similar organization or agency succeeding its functions of reporting prices).

II. DESIGNATION AND AMOUNT

The designation of this series, which consists of five hundred twenty five thousand (525,000) shares of Preferred Stock, is the Series B 5% Convertible Preferred Stock (the “Series B Preferred Stock”) and the stated value shall be U.S. one dollar ($1.00) per share (the “Stated Value”).

III. DIVIDENDS

The holder of the shares of Series B Preferred Stock shall be entitled to receive dividends at the rate of five percent (5%) per annum on the stated value of the Series B Preferred Stock before dividends are declared on any other outstanding shares of stock of the Company. The dividends so payable will be paid on each anniversary date of the Issuance Date to the person in whose name the Series B Preferred Stock is registered. At the time such dividends are declared and payable, the Company, in its sole discretion, may elect to pay the dividends in cash or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on the date the dividend is declared and a number of shares of Common Stock with a value equal to the amount of the dividend shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the dividend, the Company will pay the balance in cash.

IV. CONVERSION

(a) Each outstanding share of Series B Preferred Stock shall be convertible into the number of shares of Common Stock determined by dividing the Stated Value by the Conversion Price as defined below, at the option of the Holder in whole or in part, at any time commencing on or after the Issuance Date; provided that any conversion under this section must be made during the ten (10) day period immediately following the date on which the Company files with the Securities and Exchange Commission any periodic report on form 10-QSB, 10-KSB or the equivalent form; provided further that, any conversion under this Section IV(a) shall be for a minimum Stated Value of $500.00 of Series B Preferred Stock. The Holder shall effect conversions by sending the form of conversion notice attached hereto as Appendix I (the “Notice of Conversion”) in the manner set forth in Section IV(j). Each Notice of Conversion shall specify the Stated Value of Series B Preferred Stock to be converted. The date on which such conversion is to be effected (the “Conversion Date”) shall be on the date the Notice of Conversion is delivered pursuant to Section IV(j) hereof. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series B Preferred Stock, the certificates for such Series B Preferred Stock shall be returned to the Company for cancellation.

(b) Not later than ten (10) Business Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series B Preferred Stock and (ii) once received from the Company, the Series B Preferred Stock in principal amount equal to the principal amount of the Series B Preferred Stock not converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series B Preferred Stock until the Series B Preferred Stock are either delivered for conversion to the Company or any transfer agent for the Series B Preferred Stock or Common Stock, or the Holder notifies the Company that such Series B Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Company to indemnify the Company from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section IV(b), the Holder shall be entitled, by providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the Series B Preferred Stock tendered for conversion.

(c) The Conversion Price for each share of Series B Preferred Stock in effect on any Conversion Date shall be the lesser of (a) seventy five percent (75%) of the average closing bid price of the Common Stock over the twenty (20) trading days immediately preceding the date of conversion or (b) $0.005. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

(d) (i) If the Company, at any time while any Series B Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as defined below) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Price designated in Section IV(a) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section IV(d)(j) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(ii) If the Company, at any time while Series B Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series B Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which each Series B Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an “Appraiser”) selected in good faith by the Holders of a majority of the principal amount of the Series B Preferred Stock then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series B Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(iii) All calculations under this Article IV shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation resulting in a fraction shall be rounded up to the next cent or share.

(iv) Whenever the Conversion Price is adjusted pursuant to Section IV(d)(ii) or (iii), the Company shall within ten (10) days after the determination of the new Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series B Preferred Stock, a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(v) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series B Preferred Stock then outstanding shall have the right thereafter to convert such Series B Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series B Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series B Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section IV(d)(v) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(vi) If:

(A)	the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(B)	the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(C)	the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(D)	the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(E)	the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Series B Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series B Preferred Stock at their last addresses as it shall appear upon the Series B Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e) Intentionally omitted.

(f) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series B Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Series B Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section IV(d) hereof) upon the conversion of all outstanding shares of Series B Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

(h) The issuance of certificates for shares of Common Stock on conversion of Series B Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(i) Series B Preferred Stock converted into Common Stock shall be canceled upon conversion.

(j) Each Notice of Conversion shall be given by facsimile to the Company no later than 4:00 pm EST. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement. In the event that the Company receives the Notice of Conversion after 4:00 p.m. EST, the Conversion Date shall be deemed to be the next Business Day. In the event that the Company receives the Notice of Conversion after the end of the Business Day, notice will be deemed to have been given the next Business Day.

V. REDEMPTION

At any time after the Issuance Date through the fifth (5th) anniversary of the Issuance Date, the Company shall have the option to redeem any unconverted shares of the Series B Preferred Stock, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holders thereof, at an amount equal to one hundred thirty percent (130%) of the stated value of the unconverted Series B Preferred Stock (the “Redemption Price”) plus accrued and unpaid dividends.

No holder of Series B Preferred Stock may demand that the Series B Preferred Stock be redeemed.

VI. RANK

The Series B Preferred Stock shall, as to distribution of assets upon liquidation, dissolution or winding up of the Company, rank (i) prior to the Company’s Common Stock (ii) prior to any class or series of capital stock of the Company hereafter created that, by its terms, ranks junior to the Series B Preferred Stock (“Junior Securities”); (iii) junior to the Series A Preferred Stock and any class or series of capital stock of the Company hereafter created which by its terms ranks senior to the Series B Preferred Stock (“Senior Securities”); (iv) pari passu with any other series of preferred stock of the Company hereafter created which by its terms ranks on a parity (“Pari Passu Securities”) with the Series B Preferred Stock.

VII. LIQUIDATION PREFERENCE

If the Company shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Company shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Company’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Company (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series B Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series B Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Company legally available for distribution to the Series B Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other entity nor the sale or transfer by the Company of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. The “Liquidation Preference” with respect to a share of Series B Preferred Stock means an amount equal to the Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.

VIII. VOTING RIGHTS

The Holders of the Series B Preferred Stock have no voting power whatsoever, except as provided by the DGCL. To the extent that under the DGCLthe vote of the Holders of the Series B Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the then outstanding shares of the Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Holders of at least a majority of the then outstanding shares of Series B Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL Holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained in Article IV) using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated.

IX. MISCELLANEOUS

(a) If any shares of Series B Preferred Stock are converted pursuant to Article IV, the shares so converted shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series.

(b) Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock certificate(s), the Company shall execute and deliver new Preferred Stock certificate(s) of like tenor and date. However, the Company shall not be obligated to reissue such lost or stolen Preferred Stock certificate(s) if the Holder contemporaneously requests the Company to convert such Series B Preferred Stock.

(c) Upon submission of a Notice of Conversion by a Holder of Series B Preferred Stock, (i) the shares covered thereby shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of Series B Preferred Stock for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Company within five (5) business days after the expiration of such ten (10) business day period) the Holder shall regain the rights of a Holder of Series B Preferred Stock with respect to such unconverted shares of Series B Preferred Stock and the Company shall, as soon as practicable, return such unconverted shares to the Holder. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series B Preferred Stock.

(d) The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of Series B Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees, in the event of any such breach or threatened breach, that the Holders of Series B Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

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IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer and Secretary of Innova Holdings, Inc., hereby declare under penalty of perjury that the foregoing is a true and correct copy of the Certificate of Designation of the Rights and Preferences of the Series B Convertible Preferred Stock of Innova Holdings, Inc. duly adopted by the Board of Directors of Innova Holdings, Inc. on September 21, 2004, and this Certificate of Designation is executed by the undersigned on behalf of Innova Holdings, Inc. this 8th day of February, 2005.

Innova Holdings, Inc.

By:	/s/ Walter Weisel
Walter Weisel, CEO

By:	/s/ Sheri Aws
Sheri Aws, Secretary

CERTIFICATE OF DESIGNATIONS,

PREFERENCES AND

RIGHTS OF SERIES D CONVERTIBLE

PREFERRED STOCK, $0.001 PAR VALUE PER SHARE

CoroWare, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board”) on November 10, 2011 in accordance with the provisions of its Certificate of Incorporation (as amended and restated through the date hereof, the “Certificate of Incorporation”) and Bylaws. The authorized series of the Corporation’s previously-authorized preferred stock shall have the following preferences, privileges, powers and restrictions thereof, as follows:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and by-laws of the Corporation, each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation’s previously authorized preferred stock (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

I. NAME OF THE CORPORATION

CoroWare, Inc.

II. DESIGNATION AND AMOUNT; DIVIDENDS

A. Designation. The designation of said series of preferred stock shall be Series D Convertible Preferred Stock, $0.001 par value per share (the “ Series D Preferred Stock ”).

B. Number of Shares. The number of shares of Series D Preferred Stock authorized shall be five hundred thousand (500,000) shares. Each share of Series D Preferred Stock shall have a stated value equal to $1.00 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series D Stated Value”).

C. Dividends: Initially, there will be no dividends due or payable on the Series D Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

III. LIQUIDATION PREFERENCE.

If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series D Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series D Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series D Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. The “Liquidation Preference” with respect to a share of Series D Preferred Stock means an amount equal to the Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.

IV. CONVERSION.

(a) Each outstanding share of Series D Preferred Stock shall be convertible into the number of shares of the Corporation’s common stock (“Common Stock”) determined by dividing the Stated Value by the Conversion Price as defined below, at the option of the Holder in whole or in part, at any time commencing no earlier than six (6) months after the Issuance Date; provided that any conversion under this section must be made during the ten (10) day period immediately following the date on which the Corporation files with the Securities and Exchange Commission any periodic report on form 10-Q, 10-K or the equivalent form; provided further that, any conversion under this Section IV(a) shall be for a minimum Stated Value of $500.00 of Series D Preferred Stock. The Holder shall effect conversions by sending a conversion notice (the “Notice of Conversion”) in the manner set forth in Section IV(j). Each Notice of Conversion shall specify the Stated Value of Series D Preferred Stock to be converted. The date on which such conversion is to be effected (the “Conversion Date”) shall be on the date the Notice of Conversion is delivered pursuant to Section IV(j) hereof. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series D Preferred Stock, the certificates for such Series D Preferred Stock shall be returned to the Corporation for cancellation.

(b) Not later than ten (10) Business Days after the Conversion Date, the Corporation will deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series D Preferred Stock and (ii) once received from the Corporation, the Series D Preferred Stock in principal amount equal to the principal amount of the Series D Preferred Stock not converted; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series D Preferred Stock until the Series D Preferred Stock are either delivered for conversion to the Corporation or any transfer agent for the Series D Preferred Stock or Common Stock, or the Holder notifies the Corporation that such Series D Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section IV(b), the Holder shall be entitled, by providing written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the Series D Preferred Stock tendered for conversion.

(c) The Conversion Price for each share of Series D Preferred Stock in effect on any Conversion Date shall be (i) eighty five percent (85%) of the average closing bid price of the Common Stock over the twenty (20) trading days immediately preceding the date of conversion, (ii) but no less than Par Value of the Common Stock. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

(d) (i) If the Corporation, at any time while any Series D Preferred Stock are outstanding, (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as defined below) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of Common Stock any shares of capital stock of the Corporation, the Conversion Price designated in Section IV(c) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section IV(d) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(ii) If the Corporation, at any time while Series D Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series D Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which each Series D Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Corporation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Corporation) (an “Appraiser”) selected in good faith by the Holders of a majority of the principal amount of the Series D Preferred Stock then outstanding; and provided, further, that the Corporation, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series D Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(iii) All calculations under this Article IV shall be made to the nearest 1/1,000th of a cent or the nearest 1/1,000th of a share, as the case may be. Any calculation resulting in a fraction shall be rounded up to the next cent or share.

(iv) Whenever the Conversion Price is adjusted pursuant to Section IV(d)(ii) or (iii), the Corporation shall within ten (10) days after the determination of the new Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series D Preferred Stock, a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(v) In case of any reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series D Preferred Stock then outstanding shall have the right thereafter to convert such Series D Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series D Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series D Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section IV(d)(v) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(vi) If:

(A)	the Corporation shall declare a dividend (or any other distribution) on its Common Stock; or

(B)	the Corporation shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(C)	the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(D)	the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(E)	the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Corporation;

then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of Series D Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series D Preferred Stock at their last addresses as it shall appear upon the Series D Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e) Intentionally omitted.

(f) The Corporation covenants that all shares of Common Stock that shall be issuable hereunder shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Corporation shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

(h) The issuance of certificates for shares of Common Stock on conversion of Series D Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(i) Series D Preferred Stock converted into Common Stock shall be canceled upon conversion.

(j) Each Notice of Conversion shall be given by facsimile to the Corporation no later than 4:00 pm EST. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the current facsimile telephone number of the Company. In the event that the Corporation receives the Notice of Conversion after 4:00 p.m. EST, the Conversion Date shall be deemed to be the next Business Day. In the event that the Corporation receives the Notice of Conversion after the end of the Business Day, notice will be deemed to have been given the next Business Day.

V. MANDATORY CONVERSION

(a) Each share of Series D Preferred Stock shall convert (the “Mandatory Conversion”) into shares of Common Stock upon written demand of the Corporation (“Mandatory Conversion Notice”), which demand shall be made no later than October 1, 2013, unless otherwise agreed by the mutual consent of the parties in writing. The Mandatory Conversion Notice shall state the effective date of the Mandatory Conversion, which date shall be established by the Corporation in its sole and absolute discretion.

(b) Mechanics of Mandatory Conversion. The outstanding shares of Series D Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. Upon the effective date of the Mandatory Conversion, the only rights that the holders of the Series D Preferred Stock shall have will be to receive stock certificates for Common Stock; provided that the holder of the Series D Preferred Stock surrenders or causes to be surrendered the original certificates representing the Series D Preferred Stock being converted (the “ Preferred Stock Certificates “), duly endorsed. The Corporation shall not be obligated to issue and deliver (issue and deliver to the holder of Series D Preferred Stock a stock certificate for the Common Stock into which the Series D Preferred Stock has been converted certificates evidencing the shares of Common Stock issuable upon such Mandatory Conversion) unless and until the certificates evidencing the shares of Series D Preferred Stock are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

VI. RANK

The Series D Preferred Stock shall, as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, rank (i) prior to the Corporation’s Common Stock (ii) prior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks junior to the Series D Preferred Stock (“Junior Securities”); (iii) junior to the Series B Preferred Stock and any class or series of capital stock of the Corporation hereafter created which by its terms ranks senior to the Series D Preferred Stock (“Senior Securities”); (iv) pari passu with any other series of preferred stock of the Corporation hereafter created which by its terms ranks on a parity (“Pari Passu Securities”) with the Series D Preferred Stock.

VII. VOTING RIGHTS

Each one share of the Series D Preferred Stock shall have voting rights equal to one hundred thousand (100,000) votes of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series D Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Certificate of Incorporation or by-laws.

VIII. PROTECTION PROVISIONS

So long as any shares of Series D Preferred Stock are outstanding, the Corporation shall not, without first obtaining the unanimous written consent of the holders of Series D Preferred Stock, alter or change the rights, preferences or privileges of the Series D Preferred so as to affect adversely the holders of Series D Preferred Stock.

IX. MISCELLANEOUS

A. Status of Converted or Redeemed Stock: In case any shares of Series D Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series D Preferred Stock.

B. Lost or Stolen Certificates: Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificates if the holder of Series D Preferred Stock contemporaneously requests the Corporation to convert such holder’s Series D Preferred.

C. Waiver: Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series D Preferred granted hereunder may be waived as to all shares of Series D Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series D Preferred Stock.

D. Notices: Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

If to the Corporation:

CoroWare, Inc.

1410 Market Street

Kirkland, WA 98033

Attention: Lloyd Spencer;

Telephone: (800) 641-2676, x756

Facsimile: (425) 818-8990

If to the holders of Series D Preferred, to the address listed in the Corporation’s books and records.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer and Secretary of CoroWare, Inc., hereby declare under penalty of perjury that the foregoing is a true and correct copy of the Certificate of Designation of the Rights and Preferences of the Series D Convertible Preferred Stock of CoroWare, Inc. duly adopted by the Board of Directors of CoroWare, Inc. on November 10, 2011 and this Certificate of Designation is executed by the undersigned on behalf of CoroWare, Inc. this 10th day of November, 2011.

CoroWare, Inc.

By:	/s/ Lloyd T. Spencer
Lloyd Spencer, Chief Executive Officer

By:	/s/ Shanna Gerrard
Shanna Gerrard, Corporate Secretary

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE RIGHTS AND PREFERENCES

OF

SERIES E CONVERTIBLE PREFERRED STOCK OF

COROWARE, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

The undersigned, Lloyd Spencer and Shanna Gerrard, certify that:

ONE: They are the Chief Executive Officer and Secretary, respectively, of CoroWare, Inc., a Delaware corporation (the “Company”).

TWO: The Certificate of Incorporation of this Company provides for a class of its authorized shares known as Preferred Stock comprised of 10,000,000 shares issuable from time to time in one or more series, of which 1,000,000 shares designated as Series E Convertible Preferred Stock are currently authorized.

THREE: Pursuant to and in accordance with the provisions of Section 151 of the Delaware General Corporation Law and the Certificate of Incorporation of this Corporation (“Certificate of Incorporation”), the Board of Directors of the Company (“Board of Directors”) has duly authorized and adopted resolutions amending the Certificate of Designation originally filed March 9, 2012 by modifying the Conversion Price (defined hereinbelow) of the Series E Convertible Preferred Stock to be 50% of the lowest closing bid price of the Common Stock on the principal trading exchange or market for the Common Stock for the twenty (20) trading days prior to but not including the Conversion Date, but in no case lower than the par value of Common Stock.

FOUR: The Board of Directors of the Company has duly authorized and adopted the following recitals and resolutions on October 4, 2012:

WHEREAS, the Board of Directors of this corporation is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series and the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

WHEREAS, The Board of Directors has previously fixed and determined the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to a Series E Convertible Preferred Stock, pursuant to a Certificate of Designation as filed with the Delaware Secretary of State on March 9, 2012, and

WHEREAS, the Board of Directors wishes to amend and restate the Certificate of Designation originally filed March 9, 2012 by modifying the Conversion Price (defined hereinbelow) of the Series E Convertible Preferred Stock to be 50% of the loest closing bid price of the Common Stock on the principal trading exchange or market for the Common Stock for the twenty (20) trading days prior to but not including the Conversion Date, but in no case lower than the par value of Common Stock.

RESOLVED, that the Board Directors hereby amends and restates the Certificate of Designation filed March 9, 2012 in its entirety and designates the number of shares, and fixes the relative rights, powers and preferences thereof, and the limitations or restrictions of the Series E Convertible Preferred Stock (in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series), as follows:

I. CERTAIN DEFINITIONS

For purposes of this Certificate of Designation, capitalized terms are defined in this Certificate of Designation or shall have the following meanings:

“Change of Control” means the acquisition, directly or indirectly, by any Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting shares of the Company, excluding any acquisition arising from the conversion into Common Stock of Series E Preferred Stock.

“Common Stock” means the common stock of the Company, par value $.0001 per

“Issuance Date” means the date of initial issuance of the Series E Preferred

“Per Share Market Value” of the Common Stock means on any particular date (a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or (c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the- counter market as reported by the OTC Markets Group Inc. (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is no longer publicly traded, the fair market value of a share of the Common Stock as determined by an Appraiser selected in good faith by the holders of a majority of the Series E Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Trading Day” means (a) a day on which the Common Stock is quoted on the OTCBB or principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the Financial Industry Regulatory Agency (“FINRA”), or (c) if the Common Stock is not quoted by FINRA, a day on which the Common Stock is quoted in the over-the-counter market as reported by the OTC Markets Group, Inc. (or any similar organization or agency succeeding its functions of reporting prices).

II. DESIGNATION AND AMOUNT

The designation of this series, which consists of one million (1,000,000) shares of Preferred Stock, is the Series E 5% Convertible Preferred Stock (the “Series E Preferred Stock”) and the stated value shall be U.S. one dollar ($1.00) per share (the “Stated Value”).

III. DIVIDENDS

The holder of the shares of Series E Preferred Stock shall be entitled to receive dividends at the rate of five percent (5%) per annum on the stated value of the Series E Preferred Stock before dividends are declared on any other outstanding shares of stock of the Company. The dividends so payable will be paid on each anniversary date of the Issuance Date to the person in whose name the Series E Preferred Stock is registered. At the time such dividends are declared and payable, the Company, in its sole discretion, may elect to pay the dividends in cash or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on the date the dividend is declared and a number of shares of Common Stock with a value equal to the amount of the dividend shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the dividend, the Company will pay the balance in cash.

IV. CONVERSION

(a) Each outstanding share of Series E Preferred Stock shall be convertible into the number of shares of Common Stock determined by dividing the Stated Value by the Conversion Price as defined below, at the option of the Holder in whole or in part, atany time commencing on or after the Issuance Date; provided that any conversion under this section must be made during the ten (10) day period immediately following the date on which the Company files with the Securities and Exchange Commission any periodic report on form 10-Q, 10-K or the equivalent form; provided further that, any conversion under this Section IV(a) shall be for a minimum Stated Value of $500.00 of Series E Preferred Stock. The Holder shall effect conversions by sending the form of conversion notice attached hereto as Appendix I (the “Notice of Conversion”) in the manner set forth in Section IV(j). Each Notice of Conversion shall specify the Stated Value of Series E Preferred Stock to be converted. The date on which such conversion is to be effected (the “Conversion Date”) shall be on the date the Notice of Conversion is delivered pursuant to Section IV(j) hereof. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series E Preferred Stock, the certificates for such Series E Preferred Stock shall be returned to the Company for cancellation.

(b) Not later than ten (10) Business Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series E Preferred Stock and (ii) once received from the Company, the Series E Preferred Stock in principal amount equal to the principal amount of the Series E Preferred Stock not converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series E Preferred Stock until the Series E Preferred Stock are either delivered for conversion to the Company or any transfer agent for the Series E Preferred Stock or Common Stock, or the Holder notifies the Company that such Series E Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Company to indemnify the Company from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section IV(b), the Holder shall be entitled, by providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the Series E Preferred Stock tendered for conversion.

(c) The Conversion Price for each share of Series E Preferred Stock in effect on any Conversion Date shall be 50% of the lowest closing bid price of the Common Stock on the principal trading exchange or market for the Common Stock for the twenty (20) trading days prior to but not including the Conversion Date, but in no case lower than the par value of the Common Stock.

(d) (i) If the Company, at any time while any Series E Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as defined below) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Price designated in Section IV(a) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section IV(d)(j) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(ii) If the Company, at any time while Series E Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series E Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which each Series E Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an “Appraiser”) selected in good faith by the Holders of a majority of the principal amount of the Series E Preferred Stock then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series E Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(iii) All calculations under this Article IV shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation resulting in a fraction shall be rounded up to the next cent or share.

(iv) Whenever the Conversion Price is adjusted pursuant to Section IV(d)(ii) or (iii), the Company shall within ten (10) days after the determination of the new Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series E Preferred Stock, a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(v) consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series E Preferred Stock then outstanding shall have the right thereafter to convert such Series E Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series E Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series E Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section IV(d)(v) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(vi) If:

(A)	the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(B)	the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(C)	the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(D)	the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(E)	the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Series E Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series E Preferred Stock at their last addresses as it shall appear upon the Series E Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding- up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e) At any time after the Issuance Date, the Company shall have the option to repurchase any unconverted shares of the Series E Preferred Stock, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holders thereof, at an amount equal to one hundred thirty percent (130%) of the stated value of the unconverted Series E Preferred Stock (the “Redemption Price”) plus accrued and unpaid dividends.

(f) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series E Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Series E Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section IV(d) hereof) upon the conversion of all outstanding shares of Series E Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

(h) The issuance of certificates for shares of Common Stock on conversion of Series E Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(i) Series E Preferred Stock converted into Common Stock shall be canceled upon conversion.

(j) Each Notice of Conversion shall be given by facsimile or email to the Company no later than 4:00 pm EST. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number or email mailbox of secretary@coroware.com as specified in the Purchase Agreement. In the event that the Company receives the Notice of Conversion after 4:00 p.m. EST, the Conversion Date shall be deemed to be the next Business Day. In the event that the Company receives the Notice of Conversion after the end of the Business Day, notice will be deemed to have been given the next Business Day.

V. REDEMPTION

At any time after the Issuance Date through the fifth (5th) anniversary of the Issuance Date, the Company shall have the option to redeem any unconverted shares of the Series E Preferred Stock (the “Redemption”), either in part or whole, upon no less than thirty (30) days written notice (“Redemption Notice”) thereof given to the Holders thereof, at an amount equal to one hundred thirty percent (130%) of the stated value of the unconverted Series E Preferred Stock (the “Redemption Price”) plus accrued and unpaid dividends. The Redemption Notice shall state the effective date of the Redemption, which date shall be established by the Company in its sole and absolute discretion.

The outstanding shares of Series E Preferred Stock shall be redeemed automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent. Upon the effective date of the Redemption, the only rights that the holders of the Series E Preferred Stock shall have will be to receive the Redemption Price; provided that the holder of the Series E Preferred Stock surrenders or causes to be surrendered the original certificates representing the Series E Preferred Stock being redeemed, duly endorsed. The Company shall not be obligated to deliver the Redemption Price to the holder of Series E Preferred Stock unless and until the certificates evidencing the shares of Series E Preferred Stock are either delivered to the Company or its transfer agent, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

No holder of Series E Preferred Stock may demand that the Series E Preferred Stock be redeemed.

VI. RANK

The Series E Preferred Stock shall, as to distribution of assets upon liquidation, dissolution or winding up of the Company, rank (i) prior to the Company’s Common Stock (ii) prior to any class or series of capital stock of the Company hereafter created that, by its terms, ranks junior to the Series E Preferred Stock (“Junior Securities”); (iii) junior to the Series B and Series D and Series E Preferred Stock and any class or series of capital stock of the Company hereafter created which by its terms ranks senior to the Series E Preferred Stock (“Senior Securities”); (iv) pari passu with any other series of preferred stock of the Company hereafter created which by its terms ranks on a parity (“Pari Passu Securities”) with the Series E Preferred Stock.

VII. LIQUIDATION PREFERENCE

If the Company shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Company shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Company’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Company (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series E Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series E Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Company legally available for distribution to the Series E Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other entity nor the sale or transfer by the Company of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. The “Liquidation Preference” with respect to a share of Series E Preferred Stock means an amount equal to the Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.

VIII. VOTING RIGHTS

The Holders of the Series E Preferred Stock have no voting power whatsoever, except as provided by the DGCL. To the extent that under the DGCL the vote of the Holders of the Series E Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the then outstanding shares of the Series E Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Holders of at least a majority of the then outstanding shares of Series E Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL Holders of the Series E Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series E Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained in Article IV) using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated.

IX. MISCELLANEOUS

(a) If any shares of Series E Preferred Stock are converted pursuant to Article IV, the shares so converted shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series.

(b) Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock certificate(s), the Company shall execute and deliver new Preferred Stock certificate(s) of like tenor and date. However, the Company shall not be obligated to reissue such lost or stolen Preferred Stock certificate(s) if the Holder contemporaneously requests the Company to convert such Series E Preferred Stock.

(c) Upon submission of a Notice of Conversion by a Holder of Series E Preferred Stock, (i) the shares covered thereby shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted shares of Series E Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of Series E Preferred Stock for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Company within five (5) business days after the expiration of such ten (10) business day period) the Holder shall regain the rights of a Holder of Series E Preferred Stock with respect to such unconverted shares of Series E Preferred Stock and the Company shall, as soon as practicable, return such unconverted shares to the Holder. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series E Preferred Stock.

(d) The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of Series E Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees, in the event of any such breach or threatened breach, that the Holders of Series E Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

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IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer and Secretary of CoroWare, Inc., hereby declare under penalty of perjury that the foregoing is a true and correct copy of the Amended and Restated Certificate of Designation of the Rights and Preferences of the Series E Convertible Preferred Stock of CoroWare, Inc. duly adopted by the Board of Directors of CoroWare, Inc. on October 4, 2012, and this Certificate of Designation is executed by the undersigned on behalf of CoroWare, Inc. this 4th day of October, 2012.

CoroWare, Inc.

By:	/s/ Lloyd T. Spencer
Lloyd Spencer, Chief Executive Officer

By:	/s/ Shanna Gerrard
Shanna Gerrard, Corporate Secretary

CERTIFICATE OF DESIGNATIONS,

PREFERENCES AND

RIGHTS OF SERIES F CONVERTIBLE

PREFERRED STOCK, $0.001 PAR VALUE PER SHARE

CoroWare, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board”) on October 4, 2013 in accordance with the provisions of its Certificate of Incorporation (as amended and restated through the date hereof, the “Certificate of Incorporation”) and Bylaws. The authorized series of the Corporation’s previously-authorized preferred stock shall have the following preferences, privileges, powers and restrictions thereof, as follows:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and by-laws of the Corporation, each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation’s previously authorized preferred stock (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

I. NAME OF THE CORPORATION

CoroWare, Inc.

II. DESIGNATION AND AMOUNT; DIVIDENDS

A. Designation. The designation of said series of preferred stock shall be Series F Convertible Preferred Stock, $0.001 par value per share (the “ Series F Preferred Stock ”).

B. Number of Shares. The number of shares of Series F Preferred Stock authorized shall be five hundred thousand (500,000) shares. Each share of Series F Preferred Stock shall have a stated value equal to $1.00 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series F Stated Value”).

C. Dividends: Initially, there will be no dividends due or payable on the Series F Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

III. LIQUIDATION PREFERENCE.

If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series F Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series F Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series F Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. The “Liquidation Preference” with respect to a share of Series F Preferred Stock means an amount equal to the Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.

IV. CONVERSION.

(a) Each outstanding share of Series F Preferred Stock shall be convertible into the number of shares of the Corporation’s common stock (“Common Stock”) determined by dividing the Stated Value by the Conversion Price as defined below, at the option of the Holder in whole or in part, at any time commencing no earlier than six (6) months after the Issuance Date; provided that any conversion under this section must be made during the ten (10) day period immediately following the date on which the Corporation files with the Securities and Exchange Commission any periodic report on form 10-Q, 10-K or the equivalent form; provided further that, any conversion under this Section IV(a) shall be for a minimum Stated Value of $500.00 of Series F Preferred Stock. The Holder shall effect conversions by sending a conversion notice (the “Notice of Conversion”) in the manner set forth in Section IV(j). Each Notice of Conversion shall specify the Stated Value of Series F Preferred Stock to be converted. The date on which such conversion is to be effected (the “Conversion Date”) shall be on the date the Notice of Conversion is delivered pursuant to Section IV(j) hereof. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series F Preferred Stock, the certificates for such Series F Preferred Stock shall be returned to the Corporation for cancellation.

(b) Not later than ten (10) Business Days after the Conversion Date, the Corporation will deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series F Preferred Stock and (ii) once received from the Corporation, the Series F Preferred Stock in principal amount equal to the principal amount of the Series F Preferred Stock not converted; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series F Preferred Stock until the Series F Preferred Stock are either delivered for conversion to the Corporation or any transfer agent for the Series F Preferred Stock or Common Stock, or the Holder notifies the Corporation that such Series F Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section IV(b), the Holder shall be entitled, by providing written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the Series F Preferred Stock tendered for conversion.

(c) The Conversion Price for each share of Series F Preferred Stock in effect on any Conversion Date shall be (i) eighty five percent (85%) of the average closing price of the Common Stock over the five (5) trading days immediately preceding the date of conversion, (ii) but no less than Par Value of the Common Stock. For purposes of determining the closing price on any day, reference shall be to the closing price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

(d) (i) If the Corporation, at any time while any Series F Preferred Stock are outstanding, (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as defined below) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of Common Stock any shares of capital stock of the Corporation, the Conversion Price designated in Section IV(c) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section IV(d) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(ii) If the Corporation, at any time while Series F Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series F Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which each Series F Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Corporation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Corporation) (an “Appraiser”) selected in good faith by the Holders of a majority of the principal amount of the Series F Preferred Stock then outstanding; and provided, further, that the Corporation, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series F Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(iii) All calculations under this Article IV shall be made to the nearest 1/1,000th of a cent or the nearest 1/1,000th of a share, as the case may be. Any calculation resulting in a fraction shall be rounded up to the next cent or share.

(iv) Whenever the Conversion Price is adjusted pursuant to Section IV(d)(ii) or (iii), the Corporation shall within ten (10) days after the determination of the new Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series F Preferred Stock, a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(v) In case of any reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series F Preferred Stock then outstanding shall have the right thereafter to convert such Series F Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series F Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series F Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section IV(d)(v) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(vi) If:

(A)	the Corporation shall declare a dividend (or any other distribution) on its Common Stock; or

(B)	the Corporation shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(C)	the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(D)	the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(E)	the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Corporation;

then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of Series F Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series F Preferred Stock at their last addresses as it shall appear upon the Series F Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e) Intentionally omitted.

(f) The Corporation covenants that all shares of Common Stock that shall be issuable hereunder shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Corporation shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

(h) The issuance of certificates for shares of Common Stock on conversion of Series F Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(i) Series F Preferred Stock converted into Common Stock shall be canceled upon conversion.

(j) Each Notice of Conversion shall be given by email to the Corporation at secretary@coroware.com no later than 4:00 pm EST. Any such notice shall be deemed given and effective upon the receipt of the email. In the event that the Corporation receives the Notice of Conversion after 4:00 p.m. EST, the Conversion Date shall be deemed to be the next Business Day. In the event that the Corporation receives the Notice of Conversion after the end of the Business Day, notice will be deemed to have been given the next Business Day.

VI. REDEMPTION

At any time after the Issuance Date through the fifth (5th) anniversary of the Issuance Date, the Company shall have the option to redeem any unconverted shares of the Series F Preferred Stock (the “Redemption”), either in part or whole, upon no less than thirty (30) days written notice (“Redemption Notice”) thereof given to the Holders thereof, at an amount equal to one hundred thirty percent (130%) of the stated value of the unconverted Series F Preferred Stock (the “Redemption Price”) plus accrued and unpaid dividends, if any. The Redemption Notice shall state the effective date of the Redemption, which date shall be established by the Company in its sole and absolute discretion.

The outstanding shares of Series F Preferred Stock shall be redeemed automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent. Upon the effective date of the Redemption, the only rights that the holders of the Series F Preferred Stock shall have will be to receive the Redemption Price; provided that the holder of the Series F Preferred Stock surrenders or causes to be surrendered the original certificates representing the Series F Preferred Stock being redeemed, duly endorsed. The Company shall not be obligated to deliver the Redemption Price to the holder of Series F Preferred Stock unless and until the certificates evidencing the shares of Series F Preferred Stock are either delivered to the Company or its transfer agent, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

No holder of Series F Preferred Stock may demand that the Series F Preferred Stock be redeemed.

VI. RANK

The Series F Preferred Stock shall, as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, rank (i) prior to the Corporation’s Common Stock (ii) prior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks junior to the Series F Preferred Stock (“Junior Securities”); (iii) junior to the Series B Preferred Stock and any class or series of capital stock of the Corporation hereafter created which by its terms ranks senior to the Series F Preferred Stock (“Senior Securities”); (iv) pari passu with any other series of preferred stock of the Corporation hereafter created which by its terms ranks on a parity (“Pari Passu Securities”) with the Series F Preferred Stock.

VII. VOTING RIGHTS

The Series F Preferred Stock shall have no voting rights.

VIII. PROTECTION PROVISIONS

So long as any shares of Series F Preferred Stock are outstanding, the Corporation shall not, without first obtaining the unanimous written consent of the holders of Series F Preferred Stock, alter or change the rights, preferences or privileges of the Series F Preferred so as to affect adversely the holders of Series F Preferred Stock.

IX. MISCELLANEOUS

A. Status of Converted or Redeemed Stock: In case any shares of Series F Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series F Preferred Stock.

B. Lost or Stolen Certificates: Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificates if the holder of Series F Preferred Stock contemporaneously requests the Corporation to convert such holder’s Series F Preferred.

C. Waiver: Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series F Preferred granted hereunder may be waived as to all shares of Series F Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series F Preferred Stock.

D. Notices: Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

If to the Corporation:

CoroWare, Inc.

1410 Market Street

Kirkland, WA 98033

Attention: Lloyd Spencer;

Telephone: (800) 641-2676, x756

Facsimile: (425) 818-8990

If to the holders of Series F Preferred, to the address listed in the Corporation’s books and records.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer and Secretary of CoroWare, Inc., hereby declare under penalty of perjury that the foregoing is a true and correct copy of the Certificate of Designation of the Rights and Preferences of the Series F Convertible Preferred Stock of CoroWare, Inc. duly adopted by the Board of Directors of CoroWare, Inc. on October 4, 2013 and this Certificate of Designation is executed by the undersigned on behalf of CoroWare, Inc. this 4th day of October, 2013

CoroWare, Inc.

By:	/s/ Lloyd T Spencer
Lloyd Spencer, Chief Executive Officer

By:	/s/ Shanna Gerrard
Shanna Gerrard, Corporate Secretary

CERTIFICATE OF DESIGNATIONS,

PREFERENCES AND

RIGHTS OF SERIES G CONVERTIBLE

PREFERRED STOCK, $0.001 PAR VALUE PER SHARE

CoroWare, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board”) on April 17, 2014 in accordance with the provisions of its Certificate of Incorporation (as amended and restated through the date hereof, the “Certificate of Incorporation”) and Bylaws. The authorized series of the Corporation’s previously-authorized preferred stock shall have the following preferences, privileges, powers and restrictions thereof, as follows:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and by-laws of the Corporation, each as amended or amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation’s previously authorized preferred stock (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

I. NAME OF THE CORPORATION

CoroWare, Inc.

II. DESIGNATION AND AMOUNT; DIVIDENDS

A. Designation. The designation of said series of preferred stock shall be Series G Convertible Preferred Stock, $0.001 par value per share (the “Series G Preferred Stock”).

B. Number of Shares. The number of shares of Series G Preferred Stock authorized shall be one hundred thousand (100,000) shares. Each share of Series G Preferred Stock shall have a stated value equal to $1.00 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series G Stated Value”).

C. Dividends: Initially, there will be no dividends due or payable on the Series G Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

III. LIQUIDATION PREFERENCE.

If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series G Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series G Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series G Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. The “Liquidation Preference” with respect to a share of Series G Preferred Stock means an amount equal to the Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.

IV. CONVERSION.

(a) Each outstanding share of Series G Preferred Stock shall be convertible into the number of shares of the Corporation’s common stock (“Common Stock”) determined by dividing the Stated Value by the Conversion Price as defined below, at the option of the Holder in whole or in part, at any time commencing no earlier than six (6) months after the Issuance Date; provided that any conversion under this section must be made during the ten (10) day period immediately following the date on which the Corporation files with the Securities and Exchange Commission any periodic report on form 10-Q, 10-K or the equivalent form; provided further that, any conversion under this Section IV(a) shall be for a minimum Stated Value of $500.00 of Series G Preferred Stock. The Holder shall effect conversions by sending a conversion notice (the “Notice of Conversion”) in the manner set forth in Section IV(j). Each Notice of Conversion shall specify the Stated Value of Series G Preferred Stock to be converted. The date on which such conversion is to be effected (the “Conversion Date”) shall be on the date the Notice of Conversion is delivered pursuant to Section IV(j) hereof. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series G Preferred Stock, the certificates for such Series G Preferred Stock shall be returned to the Corporation for cancellation.

(b) Not later than ten (10) Business Days after the Conversion Date, the Corporation will deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series G Preferred Stock and (ii) once received from the Corporation, the Series G Preferred Stock in principal amount equal to the principal amount of the Series G Preferred Stock not converted; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series G Preferred Stock until the Series G Preferred Stock are either delivered for conversion to the Corporation or any transfer agent for the Series G Preferred Stock or Common Stock, or the Holder notifies the Corporation that such Series G Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section IV(b), the Holder shall be entitled, by providing written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the Series G Preferred Stock tendered for conversion.

(c) The Conversion Price for each share of Series G Preferred Stock in effect on any Conversion Date shall be (i) eighty five percent (85%) of the average closing bid price of the Common Stock over the twenty (20) trading days immediately preceding the date of conversion, (ii) but no less than Par Value of the Common Stock. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

(d) (i) If the Corporation, at any time while any Series G Preferred Stock are outstanding, (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as defined below) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of Common Stock any shares of capital stock of the Corporation, the Conversion Price designated in Section IV(c) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section IV(d) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(ii) If the Corporation, at any time while Series G Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series G Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which each Series G Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Corporation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Corporation) (an “Appraiser”) selected in good faith by the Holders of a majority of the principal amount of the Series G Preferred Stock then outstanding; and provided, further, that the Corporation, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series G Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(iii) All calculations under this Article IV shall be made to the nearest 1/1,000th of a cent or the nearest 1/1,000th of a share, as the case may be. Any calculation resulting in a fraction shall be rounded up to the next cent or share.

(iv) Whenever the Conversion Price is adjusted pursuant to Section IV(d)(ii) or (iii), the Corporation shall within ten (10) days after the determination of the new Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series G Preferred Stock, a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(v) In case of any reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series G Preferred Stock then outstanding shall have the right thereafter to convert such Series G Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series G Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series G Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section IV(d)(v) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(vi) If:

(A)	the Corporation shall declare a dividend (or any other distribution) on its Common Stock; or

(B)	the Corporation shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(C)	the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(D)	the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(E)	the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Corporation;

then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of Series G Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series G Preferred Stock at their last addresses as it shall appear upon the Series G Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e) Intentionally omitted.

(f) The Corporation covenants that all shares of Common Stock that shall be issuable hereunder shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Corporation shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

(h) The issuance of certificates for shares of Common Stock on conversion of Series G Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(i) Series G Preferred Stock converted into Common Stock shall be canceled upon conversion.

(j) Each Notice of Conversion shall be given by facsimile to the Corporation no later than 4:00 pm EST. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the current facsimile telephone number of the Company. In the event that the Corporation receives the Notice of Conversion after 4:00 p.m. EST, the Conversion Date shall be deemed to be the next Business Day. In the event that the Corporation receives the Notice of Conversion after the end of the Business Day, notice will be deemed to have been given the next Business Day.

V. RANK

The Series G Preferred Stock shall, as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, rank (i) prior to the Corporation’s Common Stock (ii) prior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks junior to the Series G Preferred Stock (“Junior Securities”); (iii) junior to the Series B Preferred Stock and any class or series of capital stock of the Corporation hereafter created which by its terms ranks senior to the Series G Preferred Stock (“Senior Securities”); (iv) pari passu with any other series of preferred stock of the Corporation hereafter created which by its terms ranks on a parity (“Pari Passu Securities”) with the Series G Preferred Stock.

VI. VOTING RIGHTS

Each one share of the Series G Preferred Stock shall have voting rights equal to five million (5,000,000) votes of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series G Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Certificate of Incorporation or by-laws.

VII. PROTECTION PROVISIONS

So long as any shares of Series G Preferred Stock are outstanding, the Corporation shall not, without first obtaining the unanimous written consent of the holders of Series G Preferred Stock, alter or change the rights, preferences or privileges of the Series G Preferred so as to affect adversely the holders of Series G Preferred Stock.

VIII. MISCELLANEOUS

A. Status of Converted or Redeemed Stock: In case any shares of Series G Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series G Preferred Stock.

B. Lost or Stolen Certificates: Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificates if the holder of Series G Preferred Stock contemporaneously requests the Corporation to convert such holder’s Series G Preferred.

C. Waiver: Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series G Preferred granted hereunder may be waived as to all shares of Series G Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series G Preferred Stock.

D. Notices: Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

If to the Corporation:

CoroWare, Inc.

601 108th Avenue NE

Suite 1900

Bellevue, WA 98004

Attention: Chief Executive Officer

Telephone: (800) 641-2676, x756

Facsimile: (425) 968-4671

If to the holders of Series G Preferred, to the address listed in the Corporation’s books and records.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer and Secretary of CoroWare, Inc., hereby declare under penalty of perjury that the foregoing is a true and correct copy of the Certificate of Designation of the Rights and Preferences of the Series G Convertible Preferred Stock of CoroWare, Inc. duly adopted by the Board of Directors of CoroWare, Inc. on April 17, 2014 and this Certificate of Designation is executed by the undersigned on behalf of CoroWare, Inc. this 17th day of April, 2014.

CoroWare, Inc.

By:	/s/ Lloyd T. Spencer
Lloyd Spencer, Chief Executive Officer

By:	/s/ Lloyd T. Spencer
Lloyd Spencer, Interim Corporate Secretary

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the Corporation.

SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.